CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parentheticals) - USD ($) $ in Millions	Sep. 30, 2020	Dec. 31, 2019
Allowance for doubtful accounts	$ 0.5	$ 0.2
Common stock par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized	156,000,000	156,000,000
Common Stock, shares, issued	31,797,295	31,388,426
Common Stock, shares, outstanding	31,797,295	31,388,426
Unvested shares	459,000
Restricted Stock Agreements
Unvested shares	274,467	4,575,313